THE WARRANT REPRESENTED BY THIS CERTIFICATE AND THE SECURITIES ISSUABLE
      UPON EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. AS AMENDED, NOR UNDER ANY STATE SECURITIES ACT. THEY MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE WARRANT OR SUCH SECURITIES UNDER SUCH ACTS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

                           BioForce Nanosciences, Inc.
               Warrant for the Purchase of Shares of Common Stock

                                                                  250,000 shares

      THIS CERTIFIES THAT, for value received, Gulfstream Capital Group, LLC ("Holder" or "Gulfstream"), a Delaware corporation, is entitled to subscribe for and purchase from BioForce Nanosciences, Inc., a Delaware corporation (the "Company"), at any time from the date hereof through and including the Expiration Date set forth below (the "Exercise Period"), 250,000 shares of Common Stock, par value $0.01 per share ("Common Stock"), subject to the vesting schedule specified below. The shares purchasable hereunder, upon exercise of this Warrant, will be fully paid and nonassessable shares of Common Stock (the "Shares") and shall be exercisable at an exercise price (the "Exercise Price"), prior to any adjustment, at $1.00 per share subject to the limitations, terms and conditions set forth herein. The right to purchase the Shares shall be subject to the following vesting schedule:

==========================================================================================================
                                                        Number of                    Cumulative Total of
        Vesting Date              Vesting        Shares Subject to Vested         Shares Subject to Vested
                                 Schedule             Purchase Right                   Purchase Right
----------------------------------------------------------------------------------------------------------
April 30 2003                      33.3%                  83,333                            83,333
----------------------------------------------------------------------------------------------------------
October 30, 2003                  16.66%                  41,666                           124,999
----------------------------------------------------------------------------------------------------------
April 30, 2004                    16.67%                  41,667                           166,666
----------------------------------------------------------------------------------------------------------
October 30, 2004                  16.66%                  41,666                           208,332
----------------------------------------------------------------------------------------------------------
April 30, 2005                    16.67%                  41,668                           250,000
==========================================================================================================

The shares under this Warrant shall continue to vest as long as the Holder is engaged by the Company pursuant to a signed Consulting Agreement by and between Gulfstream and the Company (the "Consulting Agreement"). If the Holder's service with the Company terminates for any reason, this Warrant shall no longer continue to vest as specified above. The Holder will, however, have the option of exercising the portion of the Warrant that was vested prior to termination. Transfer, assignment or hypothecation of this Warrant by the Holder may be only in accordance with and subject to the terms, conditions and other provisions of this Warrant. The term "Holder", as used herein, shall include the original Holder and only such persons to whom this Warrant is transferred in strict conformity with the terms and conditions set forth or incorporation by reference herein. As used herein, the term "Warrant" shall mean and include this Warrant and any Warrant or Warrants hereafter issued in consequence of the exercise or transfer of this warrant, in whole or in part.

      1. This Warrant shall expire on April 30, 2007 (subsequently amended to read April 30, 2013).

      2. This Warrant may be exercised during the Exercise Period as to the whole or any lesser number of whole Shares by the surrender of this Warrant (with the form of Election at the end hereof duly completed and executed) to the Company, marked to the attention of its Chief Executive Officer or such other place as is designated in writing and delivered to Holder by the Company, accompanied by a check payable to the order of the Company in an amount equal to the Exercise Price multiplied by the number of Shares covered by such exercise (the "Shares Purchase Price").

      3. Exercise of this Warrant shall be deemed to have been effected as of the close of the business day on which the Company has received the last of this Warrant, a duly executed form of election and the Shares Purchase Price. Upon each exercise of this Warrant, the Holder shall be deemed to be the holder of record of the Shares issuable upon such exercise notwithstanding that the stock transfer books of the Company shall then be closed. As soon as practicable after each such exercise of this Warrant, the Company shall issue and deliver to the Holder a certificate or certificates for the Shares issuable upon such exercise, registered in the name of the Holder or its designee. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the right of the Holder to purchase the balance of the Shares subject to purchase hereunder.

      4. The Company shall maintain a register (the "Warrant Register") on which the names and addresses of the persons to whom the Warrant is issued and shall be entitled to treat the registered holder of any Warrant on the Warrant Register as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such Warrant on the part of any other person and shall not be liable for any registration or transfer of Warrants which are registered or to be registered in the name of a fiduciary or the nominee of a fiduciary unless made with the actual knowledge that a fiduciary or nominee is committing a breach of trust in requesting such registration or transfer, or with the knowledge of such facts that its participation therein amounts to bad faith. Subject to compliance with applicable securities laws and any other restrictions set forth herein, this Warrant shall be transferable only with the prior written consent of the Company, and such consent shall not be unreasonably withheld; such transfer shall be reflected on the books of the Company only upon delivery thereof with the form of Assignment at the end hereof duly completed by the Holder or by his duly authorized attorney or representative accompanied by proper evidence of succession, assignment or authority to transfer. In all cases of transfer by an attorney, the original power of attorney, duly approved or an official copy thereof duly certified, shall be deposited with the Company. In case of transfer by executors, administrators, guardians or other legal representative, duly authenticated evidence of their authority shall be produced, and may be required to be deposited with the Company in its discretion. Upon any registration of transfer, the Company shall deliver a new Warrant or Warrants exchanged, at the option of the Holder thereof, for another Warrant, or other Warrants of different denominations, of like tenor and representing in the aggregate the right to purchase a like number of shares of Common Stock upon surrender to the Company or its duly authorized agent. Notwithstanding the foregoing, the Company shall have no obligation to cause Warrants to be transferred on its books to any person, unless the Holder of such Warrants shall furnish to the Company evidence of compliance with the Act and applicable state securities law, in accordance with the provisions of Section 10 hereof.

      5. The Company shall at all times reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of providing for the exercise of this Warrant, such number of Shares as shall, from time to time, be sufficient therefore.

      6. The Exercise Price shall be subject to adjustment from time to time as follows:

            (a) In case the Company shall (i) declare a dividend or make distribution on outstanding shares of its Common Stock in shares of Common Stock, (ii) subdivide or reclassify the outstanding shares of Common Stock into a greater number of shares, or (iii) combine or reclassify the outstanding shares of Common Stock into a lesser number of shares, the Exercise Price in effect at the time of the record date for such dividend or distribution on the effective date of such subdivision, combination or reclassification shall be adjusted so that it shall equal the price determined by multiplying the Exercise Price then in effect by a fraction, the denominator of which shall be the number of shares of Common Stock outstanding immediately after giving effect to such action, and of which the numerator shall be the number of shares of Common Stock outstanding immediately prior to such action. Such adjustment shall be made successively whenever any event specified above shall occur.

            (b) Whenever the Exercise Price payable upon exercise of this Warrant is adjusted pursuant to subsection (a) above, the number of Shares purchasable upon exercise of this Warrant shall simultaneously be adjusted by multiplying the number of Shares initially issuable upon exercise of this Warrant by the initial Exercise Price in effect on the date hereof and dividing the product so obtained by the Exercise price, as adjusted.

            (c) All calculations under this Section 6 shall be made to the nearest one-hundredth of a cent and to the nearest whole Share.

      7. (a) In case of any consolidation with or merger of the Company with or into another corporation (other than merger or consolidation in which the Company is the continuing or surviving corporation), or in case of any sale, lease or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, appropriate provision shall be made so that the Holder shall have the right thereafter to receive upon exercise of this Warrant solely the kind and amount of shares of stock and other securities, property cash or any combination thereof receivable upon such consolidation, merger, sale, lease or conveyance and, in any such case, effective provisions shall be made in its articles of incorporation or otherwise, if necessary, in order to effect such agreement. Such agreement shall provide for adjustments, which shall be nearly as equivalent as practicable to the adjustments in Section 6.

            (b) In case of any reclassification or change in the Shares of Common Stock issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or as a result of subdivision or combination, but including any change in the shares into two or more classes or series of shares) or in case of any consolidation or merger of another corporation into the Company in which the Company is the continuing corporation and in which there is a reclassification or change (including a change to the right to receive cash or other property) in the Shares of Common Stock (other then a change in par value, or from par value to no par value, or as a result of a subdivision or combination, but including any change in the Shares into two or more classes or series of Shares), the Holder shall have the right thereafter to receive upon exercise of this Warrant solely the kind and amount of shares of stock and other securities, property, cash or any combination thereof receivable by the Holder of the number of Shares for which this Warrant might have been exercised immediately prior to such reclassification, change, consolidation or merger. Thereafter, appropriate provision (as reasonably determined by the Board of Directors) shall be made for adjustment which shall be as nearly equivalent as practicable to the adjustments in Section 6.

            (c) The above provisions of this Section 7 shall similarly apply to successive reclassification and changes in Shares of Common Stock and to successive consolidations, mergers, sales or conveyances.

      8. The issue of any stock or certificate upon the exercise of this Warrant shall be made without charge to the Holder for any tax in respect of the issue of such certificate. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of any certificate in a name other than that of the Holder and the Company shall not be required to issue or deliver any such certificates unless and until the person or persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

      9. Unless registered under the Securities Act of 1933, as amended (the "Act), and in addition to any other requirement contained herein or a separate written agreement, the Warrants and Shares or other securities issued upon exercise of the Warrants shall not be transferable unless, in the opinion of counsel reasonably satisfactory to the Company, an exemption from registration under applicable securities laws is available. The Warrants, Shares and other securities issued upon the exercise of this Warrant shall be subject to a stop-transfer and the certificate or certificates evidencing any such Shares or securities shall bear the following legend and any other legend which counsel for the Company may deem necessary or advisable.

      THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, NOR UNDER ANY STATE SECURITIES ACT. THEY MAY NOT BE SOLD, TRANSFERRED, PLEDGED, OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SHARES UNDER SUCH ACTS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

      10. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant and upon surrender and cancellation of any Warrant if mutilated, and upon reimbursement of the Company's reasonable incidental expenses, the Company shall execute and deliver to the Holder thereof a new warrant of like date, tenor and denomination.

      11. The Holder of any such Warrant shall not have, solely on account of such status, any rights of a stockholder of the Company, either at law or in equity, or to any notice of meetings of stockholders or of any other proceedings of the Company.

      12. This Warrant shall be governed by and construed in accordance with the laws of the State of Delaware.

      13. If the Company proposes to file a Registration Statement under the Securities Act (other than in connection with an exchange offer, a "rights" offering to shareholders, a registration statement of Form S-8 or Form S-4 or any successor forms relating to employee benefit plans, an acquisition of another entity or in connection with a dividend reinvestment plan, an employee benefit plan, the conversion of any convertible securities, or a stand-by underwriting with respect to the call of a warrant, option, right or convertible security for redemption) with respect to shares of Common Stock, the Company shall give written notice of such proposed filing to Holder at least thirty (30) calendar days before the anticipated filing date of such Registration Statement or, in the event that the Company has not formulated its intent to file such Registration Statement at least thirty (30) calendar days before the anticipated filing date of such Registration Statement, as soon as practicable upon the formation by the Company of such intent. The notice shall specify the information required to be provided to the Company by Holder and shall offer to Holder the opportunity to include in the Piggy Back Registration Statement such number of Shares as Holder may request. The Company shall not be required to honor any such request (i) if, in the opinion of counsel to the Company reasonably acceptable to Holder, registration under the Act is not required for the transfer of the Shares in a manner proposed by Holder; or (ii) to register in the aggregate fewer than 10,000 Shares. In the case of an underwritten "firm commitment basis" public offering of shares of its common stock, (an "Underwritten Offering"), the Company shall use its best efforts to cause the managing underwriter of the proposed underwritten offering to permit, such Shares to be included in the proposed underwritten offering on the same terms and conditions as applicable to the shares of Common Stock offered by the Company and for the account of any person other than the Company, as the case may be.

      Notwithstanding the foregoing if the managing underwriter of an Underwritten Offering shall advise the Company in writing that, in its opinion, the distribution of all or a portion of the Shares requested by Holder to be included in the Piggy Back Registration Statement concurrently with the shares of Common Stock being registered by the Company would materially adversely affect the distribution of such securities by the Company for its own account, or for the account of any person or persons that have asserted demand registration rights under any other agreement with respect to such registration, then such requested Shares shall not be included in the Piggy-Back Registration Statement. If the managing underwriter elects to include less than all Shares, then the number of Shares shall be pro rata with (i) other securities properly requested to be included in the Piggy Back Registration Statement by other holders pursuant to piggy back or incidental registration rights under any other agreement or (ii) shares included in the Piggy Back Registration Statement for the account of any corporate officer or director of the Company and any of their respective family members, whichever results in the registration of the greater number of Shares for Holder's account. The Company shall not be required to maintain in effect the Piggy Back Registration Statement as it relates to Shares beyond the period necessary to comply with the Securities Act (otherwise than pursuant to Rule 415 or any similar regulation permitting the "shelf registration") with respect to the distribution of the Shares included therein.

      In connection with any registration of Shares, and as a condition to the Company's obligation to register the Shares, Holder shall promptly furnish to the Company such information regarding Holder, the proposed distribution of the Shares by Holder and such other matters as the Company may reasonably request in writing.

      All expenses incident to the Company's performance of or compliance with the provisions set forth herein (other than underwriting discounts and commissions relation to the sale of the Shares) will be borne by the Company. In addition, the Company shall, without charge to Holder, provide Holder with reasonable quantities of preliminary prospectuses, final prospectuses and other material required to effect the sales of the Shares to the public.

      14. Notwithstanding any other term hereof, after an initial public offering of the shares of Common Stock of the Company on a recognized stock exchange, including NASDAQ, the Holder shall have the right, at any time, to convert this Warrant into that number of Shares (hereinafter referred to as the "Conversion Shares") which shall equal the product obtained by multiplying all Shares then issuable upon exercise of the Warrant by a fraction, the denominator or which is the Market Price of the Company's Common Stock, as defined below, and the numerator of which is the difference between the Market Price and the Exercise Price. Where the number of Conversion Shares equal "CS", the number of Shares equals "S", and Exercise Price equals "EP"' and the Market Price equals "MP", the following formula shall determine the number of Conversion Shares at any time issuable upon conversion of this Warrant to Common Stock pursuant to this Section 14(a):

                                 CS = S (MP-EP)
                                      ---------
                                          MP

      (b) For purposes of Section 14(a) above, the term "Market Price" of the Company's Common Stock shall mean: (i) if the Common Stock is listed on a national securities exchange, the average closing prices for the Common Stock reported on such exchange for the five (5) trading days immediately preceding the date of exercise of the rights of conversion set forth in Section 14(a) (the "Conversion Rights"); or (ii) if the Common Stock is not listed on a national securities exchange but is quoted on the Nasdaq Tock market (Small Cap or National Market System), the average closing rice prices for the Common Stock on the Nasdaq Stock Market for the five (5) trading days immediately preceding the date of exercise of Conversion Rights; or (iii) if neither (i) nor (ii) above applies, and "bid" and "asked" prices for the Common Stock are quoted on the National Association of Securities Dealers, Inc. ("NASD") Bulletin Board has averaged at lease one (1%) percent of the total number of shares of Common Stock outstanding during the four calendar weeks immediately preceding the exercise of the Conversion Rights, the average of the mean between the closing "bid" and "asked" prices reported on the OTC Bulleting Board for the five (5) trading days immediately preceding the date of exercise of Conversion Rights; or (iv), if non of the subsections (i), (ii) or (iii) apply, as determined by the Board of Directors of the Company.

      (c) The Conversion Rights shall be exercised in the same manner as provided herein, except that payment of the Shares Purchase price shall not be tendered.

      15. The Holder, if requested by the Company or the managing underwriter(s) of a public offering, shall not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale of any Common Stock (or other securities) of the Company held by the Holder, for a period of time specified by the managing underwriter(s). Holder agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the managing underwriter(s) that are consistent with the foregoing or that are necessary to give further effect thereto. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to such Common Stock (or other securities) until the end of such period.

      16. The Company warrants the due authorization, execution and delivery of this Warrant as of the 30th day of April 2003.

                                         BioForce Nanosciences, Inc.


                                         By: /s/ Gary A. Alianell
                                             -----------------------------------
                                             Gary A. Alianell, Ph.D.
                                             President & Chief Executive Officer

                              ELECTION TO PURCHASE

The Undersigned Holder hereby irrevocably elects (check one): [ ] to exercise the within Warrant to purchase ________________________ Shares* of Common Stock issuable upon the exercise thereof; [ ] to convert the within Warrant to shares of Common Stock pursuant to Section 14 thereof. The undersigned requests that certificates for such Shares, or, in the case of conversion, the number of Conversion Shares issuable pursuant to Section 14 thereof, be issued in his/her name and delivered to him/her/it at the following address:

________________________________________________________________________________

Date:______________

________________________________________________________________________________
                                Signature(s)(**)

________________________________________________________________________________

                                   ASSIGNMENT

      FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers the within Warrant to the extent of ________________ Shares (*) purchasable upon exercise thereof to____________________________________________________________,
whose address is _________________________________________________ and hereby irrevocably constitute and appoint ____________________________ his/hers/its Attorney to transfer said Warrant on the book of the Company, with full power of substitution.

Date:_______________

________________________________________________________________________________
                                Signature(s)(**)

________________________________________________________________________________

* If the Warrant is to be exercised or transferred in its entirety, insert the word "All" before "Shares"; otherwise insert the number of shares then purchasable on the exercise thereof as to which transferred or exercised. If such Warrants shall not be transferred or exercised to purchase all shares purchasable upon exercise thereof, that a new Warrant to purchase the balance of such shares be issued in the name of, and delivered to, the Holder at the address stated below.

** Signatures(s) must conform exactly to the name(s) of the Holder as set forth on the first page of this Warrant.